[ZURICH KEMPER LIFE LETTERHEAD]


VIA EDGAR

March 6, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  Kemper Investors Life Insurance Company ("KILICO") and
          KILICO Variable Annuity Separate Account
          ("Variable Annuity Separate Account")
          File No. 811-3199

Commissioners:

     Attached for filing, pursuant to Section 30(d) and Rule 30d-2 of the Investment Company Act of 1940 ("1940 Act"), is the most recent annual report of the Variable Annuity Separate Account referenced above for the Kemper Destinations Variable Annuity product ("Destinations"). The annual report consists of a front and back cover binding the most recent annual reports of the mutual fund subaccount options available through the Variable Annuity Separate Account for Destinations. Because the most recent annual reports of the funds have been filed with the SEC by their respective Investment Managers/Advisers, KILICO is filing herewith only the front and back cover prepared by KILICO and hereby incorporates by reference the annual reports of the underlying funds set forth below.

     The Variable Annuity Separate Account for Destinations includes the underlying fund options as follows:

     Kemper Variable Series (File No. 811-5002)
     Scudder Variable Life Investment Fund (File No. 811-04257)
     The Alger American Fund (File No. 811-5550)
     Dreyfus Investment Portfolios (File No. 811-08673)
     The Dreyfus Socially Responsible Growth Fund, Inc. (File No. 811-7044) Janus Aspen Series (File No. 811-7736)
     Warburg Pincus Trust (File No. 811-07261)

     Please call the undersigned at 847-969-3524 if you have any questions or comments.



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Securities and Exchange Commission
March 6, 2000
Page 2



Yours truly,

/s/ Juanita M. Thomas

Juanita M. Thomas
Assistant General Counsel

                                                        ANNUAL REPORT TO
                                               SHAREHOLDERS FOR THE YEAR
                                                 ENDED DECEMBER 31, 1999


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)



ANNUAL REPORT
For Contract Holders of Kemper Destinations (SM)
*   Kemper Variable Series
*   Scudder Variable Life Investment Fund Portfolios
*   Janus Aspen Series Portfolios
*   Warburg Pincus Trust Portfolios
*   The Dreyfus Socially Responsible Growth Fund, Inc.
*   Dreyfus Investment Portfolios
*   The Alger American Fund Portfolios



                                                 [KEMPER ANNUITIES LOGO]

This annual report must be preceded or accompanied by the current prospectus.

Kemper Destinations (SM) (policy form series L-8166 and L-1550) is a variable, fixed and market value-adjusted deferred annuity contract issued by Kemper Investors Life Insurance Company. Securities are distributed by Investors Brokerage Services, Inc., located at 1 Kemper Drive, Long Grove, IL 60049. Kemper Destinations (SM) may not be available in all states. The contract contains limitations and policy forms may vary by state.




INVESTMENT MANAGERS:
Scudder Kemper Investments, Inc.
222 South Riverside Plaza
Chicago, IL  60606
(Tel) 800-778-1482

Janus Capital Corporation
P.O. Box 173375
Denver, CO  80217-3375
(Tel) 800-525-3713

Warburg Pincus
P.O. Box 9030
Boston, MA  02205-9030
(Tel) 800-222-8977

The Dreyfus Family of Funds
149 Glenn Curtiss Boulevard
Uniondale, NY  11556-0144
(Tel) 800-554-4611

Fred Alger Management, Inc.
1 World Trade Center
Suite 9333
New York, NY  10048
(Tel) 800-992-3863


Printed on recycled paper.
DEST-2 (2/29/00)   1105480
Printed in the U.S.A.                           [KEMPER ANNUITIES LOGO]
                         Long-term investing in a short-term world (SM)